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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported) October 18, 2006
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                                   AMARU, INC.
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             (exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

      000-32695                                            88-0490089
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Commission File Number                        IRS Employer Identification Number

             112 Middle Road, #08-01 Midland House, Singapore 188970
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (65) 6332 9287
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        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.     AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS;
               CHANGE IN FISCAL YEAR
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On October 18, 2006, the Board of Directors of Amaru, Inc. (the "Registrant") determined that it was in the best interest of the Registrant to change its Bylaws to increase the maximum number of directors from three (3) to six (6).
Section 2, Article III of the Registrant's Bylaws has been amended to read:

         Section 2. NUMBER OF DIRECTORS. The number of directors which shall constitute the whole Board shall not be less than one (1) nor more than six (6). The maximum or minimum number of directors shall be set by the Board of Directors pursuant to and subject to the provisions of Section 78.115 of the Nevada Revised Statutes.

The previous section 2 of Article III read:

         Section 2. NUMBER OF DIRECTORS. The number of directors which shall constitute the whole Board shall not be less than one (1) nor more than three
(3), except in cases where all the shares of the corporation are owned beneficially and of record by one (1) or two (2) stockholders, the number of directors may be less than three (3) but not less than the number of stockholders. The exact number of authorized directors shall initially be two
(2) until changed, within the limits specified above, by a bylaw amending this section, duly adopted by the Board of Directors. The maximum or minimum number of directors cannot be changed, nor can a fixed number be substituted for the maximum and minimum numbers, except by a duly adopted amendment to the articles of incorporation or by an amendment to this bylaw duly approved by a majority of the outstanding shares entitled to vote.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act or 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 18, 2006                       AMARU, INC.


                                             By: /s/ Colin Binny
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                                                 Colin Binny
                                                 President